UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
April 25, 2013
Date of Report (Date of earliest event reported)

CLEARWIRE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-34196	56-2408571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 120th Avenue Northeast, Bellevue, WA	98005
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (425) 216-7600
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
On April 25, 2013 Clearwire Corporation (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2013. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Earnings Press Release dated April 25, 2013

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEARWIRE CORPORATION

Dated: April 25, 2013	By:	/s/ Hope F. Cochran
Hope F. Cochran Chief Financial Officer